LORD ABBETT CREDIT OPPORTUNITIES FUND

Supplement dated November 15, 2019 to the

Prospectus dated September 13, 2019

The following information is added to the “Plan of Distribution” section of the Fund’s prospectus on page 74:

Intra-Fund Share Class Conversions

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. No sales charge will be imposed on the conversion of shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion. The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

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